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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               POET Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)

        Delaware                                          94-3221778
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 (State of incorporation                               (I.R.S. Employer
    or organization)                                   Identification No.)

 999 Baker Way, Suite 100, San Mateo, California            94404
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   (Address of principal executive offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

     333-87267

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 Par Value
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                                (Title of Class)

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Item 1.      Description of Registrant's Securities to be Registered

             The class of securities to be registered hereunder is Common Stock, $0.001 par value per share, of POET Holdings, Inc. (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-87267), as originally filed and subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on September 17, 1999, is incorporated herein by reference.

Item 2.      Exhibits


  Number                            Description
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
  3.1*    Amended and Restated Certificate of Incorporation of the Registrant

  3.2*    Amended and Restated Bylaws of the Registrant

  4.1*    Form of Registrant's common stock certificate



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     *Incorporated herein by reference to the exhibits of the same number in the
Registration Statement on Form S-1 (File No. 333-87267).



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                                    SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 10, 1999

                                       POET HOLDINGS, INC.



                                       By:       /s/ Dirk Bartels
                                          --------------------------------------
                                             Dirk Bartels
                                             President, Chief Executive Officer
                                             and Director



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